UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)  March 17, 2006
                                                  -----------------------------

                             Cybertel Capital Corp.
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             (Exact name of registrant as specified in its charter)

   Nevada                             000-26913                86-0862532
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(State or other jurisdiction         (Commission              (IRS Employer
 of incorporation)                   File Number)           Identification No.)

      9444 Waples Street, Suite 290, San Diego, California        92121
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            (Address of principal executive offices)           (Zip Code)

Registrant's telephone number, including area code:  (858) 646-7410


                2820 La Mirada, Suite H, Vista, California 92083
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Section 5 - Corporate Governance and Management

Item 5.01 Changes in Control of Registrant.

      On March 17, 2006, Albert A. Gomez, M.D. and James A. Wheeler entered into a Stock Sale and Purchase Agreement, pursuant to which Dr. Gomez sold 50,000,000 shares of Cybertel's Series B Preferred Stock to Mr. Wheeler at a purchase price of $20,000.

      Each share of Series B Preferred Stock has 100 votes per share. Accordingly, the sale and transfer of the 50,000,000 shares of the Series B Preferred Stock to Mr. Wheeler effectively transferred control of Cybertel to Mr. Wheeler.

      In connection with this change in control, Dr. Gomez resigned as President and Chief Executive Officer of Cybertel. The board of directors appointed Mr. Wheeler as the new President and Chief Executive Officer, replacing Dr. Gomez. The board of directors also appointed Mr. Wheeler to fill one of the vacancies on the board of directors. Andrew Mercer and Reuben Gomez resigned as directors.

      Thereafter, the board agreed to reduce the number of authorized directors, and concurrently therewith, Dr. Gomez and Richard D. Mangiarelli agreed to resign from the board of directors. The reduction in the number of authorized directors and the concurrent resignations of Dr. Gomez and Mr. Mangiarelli will become effective 11 days after the transmittal of an information statement pursuant to Rule 14(f)-1 of the Securities Exchange Act of 1934, as amended.

      The sale of the shares of Series B Preferred Stock was exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(1) of the Securities Act (under the so-called "4(1 1/2) exemption" of the Securities Act).

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

      See Item 5.01.

      James A. Wheeler, 44, became our President, Chief Executive Officer, and one of our directors effective March 17, 2006. Mr. Wheeler is a senior executive with 20 years experience in call center operations, human resources, and administration management. Mr. Wheeler has extensive expertise in telecom, information technologies, and web-based systems. Over the years, but not currently, as CEO of a consulting firm in Las Vegas, Nevada, a company that offers management consulting to start-ups, turn-a-rounds and operations, Mr. Wheeler negotiated new contracts and assigned personnel to projects. He also led staff to timely completion of projects which included being a consultant to a web-based company, and established company website for retail market and inventory controls and negotiated service level agreements with web companies. From June 2002 to present he has been Chief Executive Officer and a Director of SkyBridge Wireless, Inc., a publicly traded company located in Las Vegas, Nevada in the business of being a Fixed Wireless Service Provider. From August 1999 to December 2002 Mr. Wheeler was the President of Executive Management Services, a company located in Las Vegas, Nevada, in the business of consulting with start-up companies, turn-a-rounds and operations. He has a degree in Business Administration, 1981 -- N/W Nazarene University, Nampa, Idaho, and a BA Business Administration, 2000 -- Americus University, Washington, D.C. and MBA Business Administration, 2002 -- Americus University, Washington, D.C.

Item 5.03 Amendments to Articles of Incorporation or Bylaws: Change in Fiscal Year.

      See item 5.01.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     CYBERTEL CAPITAL CORP.
                                     (Registrant)


Date: March 23, 2006                 By: /s/ James A. Wheeler
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                                             James A. Wheeler, President


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